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                                                                    Exhibit 10.5



                            FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE is entered into as of the ____ day of _________, 2000, by and between ProLogis North Carolina Limited Partnership, (the "Landlord") and Glas-Craft, Inc. (the "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a Lease, dated as of the 6th day of October 1998, pursuant to which Landlord leased to Tenant certain premises (the "Premises" or "Leased Premises") located at 5845 W. 82nd Street, Suite 102, Indianapolis, IN 46278 (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease").

     WHEREAS, Landlord and Tenant desire to amend the Lease and otherwise modify its terms and conditions as set forth below.

     NOW THEREFORE, in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Effective February 1, 2000 (the "Effective Date"), the Premises defined as 38,400 rentable square feet shall be revised to reflect a total of 51,200 rentable square feet as detailed in Exhibit A-1, due to the addition of 12,800 rentable square feet (the "Expansion Space") as detailed in Exhibit B-1.

     2. As of the Effective Date, Tenant's Proportionate Share of the Project shall be revised to reflect 53.33%.

     3. As of the Effective Date, Tenant's Proportionate Share of the Building shall be revised to reflect 53.33%.

     4. As of the Effective Date, the Monthly Base Rent shall be revised to reflect $18,197.33.

     5. Landlord shall perform the following improvements to the Expansion Space, on a "turn-key" basis.

          a) Create an opening approximately 10' x 12' to provide contiguous warehouse access.

          b) Repair damaged drywall on the South demising wall.

          c) Provide the HVAC, electrical, mechanical and dock equipment systems in good working order.

          d) An allowance of $3,000.00 shall be provided to offset Tenant's cost to install approximately 6,400 SF of fluorescent task lighting. All related work to be performed by Tenant.

     6. Except as modified herein, the Lease, and all of the terms and conditions, thereof, shall remain in full force and effect and the same are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have signed this First Amendment to Lease as of the day and year first above written.

                                             LANDLORD:


                                     ProLogis North Carolina Limited Partnership

                                     By:
                                        ----------------------------
                                     Name: David S. Morz
                                     Title: Senior Vice President


                                     TENANT:

                                     Glas-Craft, Inc.

                                     By: /s/ Richard A. Mordarsky
                                        ----------------------------
                                     Name:  Richard A. Mordarsky
                                          --------------------------
                                     Title: President
                                           -------------------------
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                                                                     Exhibit B-1




                              [LAYOUT OF BUILDING]



                          12,800 S.F. Gross Leaseable
                                0 S.F. Build-Out






                           PARK 100 INDUSTRIAL CENTER
                                  BUILDING 20
                        5845 WEST 82ND STREET, SUITE 106         1/99


                                                                   PROLOGIS LOGO
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                                                                     Exhibit A-1


                         [EXPANSION SPACE OF FLOORPLAN]

                          96,000 S.F. Gross Leaseable            1/99





                           PARK 100 INDUSTRIAL CENTER
                                  BUILDING 20
                             5845 WEST 82ND STREET


                                                                   PROLOGIS LOGO